UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  November 14, 2006

MOTHERS WORK, INC.

(Exact name of Registrant as specified in Charter)

Delaware	0-21196	13-3045573
(State or Other Jurisdiction	Commission	(I.R.S. Employer
of Incorporation or Organization)	File number	Identification Number)

456 North 5th Street

Philadelphia, PA 19123

(Address of Principal Executive Offices)

(215) 873-2200

(Registrant’s telephone number, including
area code)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 1.01. Entry into a Material Definitive Agreement.

Historically, the Company has utilized stock options as the exclusive vehicle for providing long-term equity-based compensation to Mr. and Mrs. Matthias and other key employees.  However, in light of the sweeping changes in the accounting treatment of stock options effected by the Statement of Financial Accounting Standards No. 123 (Revised), which the Company adopted effective at the beginning of the fiscal year ended September 30, 2006, the Compensation Committee has reconsidered the Company’s policy in this regard with respect to current year equity grants.

Dan W. Matthias, the Company’s Chairman and Chief Executive Officer, and Rebecca C. Matthias, the Company’s President and Chief Operating Officer, are parties to Amended and Restated Employment Agreements dated April 28, 2005, with the Company (the “Employment Agreements”).  The Employment Agreements provide for each of Mr. and Mrs. Matthias to receive, for each fiscal year, a stock option to purchase up to 60,000 shares of the Company’s common stock, based upon the achievement of certain corporate and/or individual performance goals in that fiscal year.

On November 14, 2006, as a result of the Compensation Committee’s reconsideration of its approach to equity-based compensation for executive officers and other key employees, the Company and Mr. and Mrs. Matthias entered into amendments to the Employment Agreements to change the form of equity incentive awards that the Matthiases will be entitled to receive with respect to the Company’s fiscal year ended September 30, 2006.  Specifically, in lieu of stock options, Mr. and Mrs. Matthias will instead each be entitled to receive a grant of a number of shares of restricted stock equal to the number of shares that otherwise would have been subject to their stock option awards for the year ended September 30, 2006, divided by three (up to a maximum of 20,000 restricted shares per executive).  The restricted stock will vest over a period of two years.  Forms of these letter agreements are filed with this Current Report on Form 8-K as Exhibits 10.19 and 10.20.

In addition to the amendments to the Employment Agreements, the Compensation Committee intends that equity incentives granted to other employees during the remainder of calendar year 2006 will take the form of restricted stock.

Item 9.01. Financial Statements and Exhibits.

The following exhibits are filed with this Current Report on Form 8-K:

Exhibit No.	Description
10.19	Letter Agreement dated as of November 14, 2006 between Mothers Work, Inc. and Dan W. Matthias.
10.20	Letter Agreement dated as of November 14, 2006 between Mothers Work, Inc. and Rebecca C. Matthias.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned duly authorized.

Date: November 16, 2006		MOTHERS WORK, INC.

	By:	/s/ Edward M. Krell
Edward M. Krell
Executive Vice President – Chief Financial Officer

EXHIBIT INDEX
Exhibit No.	Description
10.19	Letter Agreement dated as of November 14, 2006 between Mothers Work, Inc. and Dan W. Matthias.
10.20	Letter Agreement dated as of November 14, 2006 between Mothers Work, Inc. and Rebecca C. Matthias.